UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 28, 2011

DARLINGTON MINES LTD.
 (Exact Name of Registrant as Specified in its Charter)

Nevada	000-53586	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20A, Time Centre, 53-55 Hollywood Road, Central Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (852) 5371 1266

______________________________________
Former name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 –      REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01              Entry into a Material Definitive Agreement.

          The Board of Directors of Darlington Mines, Ltd., a Nevada corporation (the “Company”) has approved a 12:1 forward stock split by way of stock dividend (the “Split”), The Financial Industry Regulatory Authority approved the Split and the Company will issue a dividend of eleven shares of common stock of the Company for each share of common stock issued and outstanding as of the record date of February 4, 2011 (the “Stock Dividend”).  When issued, the Stock Dividend will increase the number of the Company’s issued and outstanding common stock to 42,180,000 from the current 3,515,000.  The Stock Dividend will not affect the number of the Company’s authorized common stock, which remains at 100,000,000.

          Between January 27, 2011 and February 2, 2011, the Company began its initial closing of a private placement of post-Split Company common stock, par value $0.00001 per share (the “Shares”), at $1.00 per Share (the “Offering”) pursuant to the terms of that certain $1.00 Post-Split Private Placement Subscription Agreement, by and between the Company and a number of foreign accredited investors (the “Subscription Agreement”).  While the Offering is not subject to any minimum subscription, the Company anticipates raising up to $1,000,000 in the Offering, and as of February 2, 2011, the Company’s Board of Directors had accepted subscriptions pursuant to the Subscription Agreement, totaling $700,000.  The certificates evidencing the Shares shall be issued to such foreign accredited investors upon the effectiveness of the Split.

          The foregoing description is qualified in its entirety by reference to the form of Subscription Agreement filed as Exhibit 10.1 attached hereto and incorporated herein by reference.

SECTION 3 –      SECURITIES AND TRADING MARKETS

Item 3.02              Unregistered Sales of Equity Securities.

          The disclosure under Item 1.01, above, is incorporated by reference in its entirety into this Item 3.02.  On January 27, 2011, the Company began its initial closing of the Offering of Shares, at a purchase price of $1.00 per Share.  Shares were sold pursuant to the Subscription Agreement to certain foreign accredited investors for an aggregate purchase price of $700,000.

          The Shares were sold, and upon effectiveness of the Split, shall be issued, in reliance upon Rule 506 of Regulation D and/or Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), and comparable exemptions under state securities laws.  The Shares were offered and sold only to investors who are “accredited investors,” as such term is defined in Rule 501(a) under the Securities Act.

          The foregoing description is qualified in its entirety by reference to the form of Subscription Agreement filed as Exhibit 10.1 attached hereto and incorporated herein by reference.

SECTION 9 –      FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01              Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

10.1	Form of $1.00 Post-Split Private Placement Subscription Agreement

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLINGTON MINES LTD.
a Nevada Corporation

Dated: February 3, 2011	/s/ Francis Chiew
Francis Chiew, President and Chief Executive Officer